Offerings - Offering: 1	Oct. 27, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.750% Subordinated Notes (Subordinated Deferrable Interest Notes)Due October 15, 2055
Amount Registered	2,112,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 2,112,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 291.67
Offering Note	None